UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

  ____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2022

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QUOTEMEDIA, INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 0-28599

Nevada

(State or other jurisdiction of incorporation or organization)

91-2008633

(IRS Employer Identification Number)

17100 East Shea Blvd.

Suite 230

Fountain Hills, AZ

(Address of principal executive offices)

85268

(Zip Code)

(480) 905-7311

(Issuer’s Telephone Number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 27, 2022, Quotemedia, Inc. (the “Company”) received notification from its independent registered public accounting firm, Moss Adams LLP (“Moss Adams”), that Moss Adams was resigning as the Company’s independent registered public accounting firm upon completion of the review of the Company’s unaudited financial statements for the quarter ended September 30, 2022. Moss Adams’s reports on the financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim periods preceding Moss Adams’s resignation on September 27, 2022, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Additionally, during this time period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in the Company’s Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2022, the Company identified material weaknesses in its internal control over financial reporting related to management review controls that were not designed and implemented to operate at an appropriate level of precision and lack sufficient personnel resources to detect and identify potential material errors relating to (i) the valuation and accounting for complex financial instruments, including the Company’s warrant agreements and (ii) account reconciliations and financial reporting relating to the accounting for revenue and leases.

The Company provided Moss Adams with a copy of the disclosures that the Company is making in response to Item 4.01 on this Form 8-K and requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Moss Adams in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in the process of selecting a successor independent registered public accounting firm. The Company will provide information on the selection on a Current Report on Form 8-K once such successor is identified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter to the U.S. Securities and Exchange Commission from Moss Adams LLP, dated October 3, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUOTEMEDIA, INC.
Dated: October 3, 2022
	By:	/s/ Keith J. Randall
Keith J. Randall
Chief Executive Officer and Chief Financial Officer and Director (Principal Executive and Financial and Accounting Officer)

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